REGISTRATION RIGHTS AGREEMENT


           THIS REGISTRATION RIGHTS AGREEMENT, dated as of September 20, 1996 (this "Agreement"), is made by and among American Biogenetic Sciences, Inc., a Delaware corporation (the "Company"), and the person named on the signature page hereto (the "Initial Investor").

                              W I T N E S S E T H :

                      WHEREAS, in connection with the Private Securities Subscription Agreement, dated as of September 20, 1996, between the Initial Investor and the Company (the "Subscription Agreement"), the Company has agreed, upon the terms and subject to the conditions of the Subscription Agreement, to issue and sell to the Initial Investor [Dollar Amount] principal amount of 7% Convertible Debentures (the "Debentures"), convertible into shares of Class A Common Stock, $0.001 par value (the "Common Stock"); and

                      WHEREAS, to induce the Initial Investor to execute and deliver the Subscription Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), and applicable state securities laws with respect to the Shares;

                      NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Initial Investor hereby agree as follows:

                      1.         DEFINITIONS.

                      (a) As used in this Agreement, the following terms shall have the following meanings:

                      (i) "Debentures" means the Debentures issued to all of the Investors (including the Initial Investor) pursuant to the same offering in which Debentures have been sold to the Initial Investor.

                     (ii) "Initial Investor" means the Initial Investor and any transferee or assignee of Debentures or Shares issued to the Initial Investor provided such transferee or assignee agrees to become bound by the provisions of this



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American Biogenetic Sciences, Inc./[BUYER]
Registration Rights Agreement                                             [DATE]
Page 2


           Agreement in accordance with Section 9 hereof.

                      (iii) "Investors" means (A) the Initial Investor and all other purchasers of Debentures being offered by the Company pursuant to the same offering in which Debentures have been sold to the Initial Investor and (B) any transferee or assignee of Debentures or Shares from an Investor provided such transferee or assignee agrees to become bound by the provisions of this Agreement in accordance with Section 9 hereof.

                      (iv) "register," "registered," and "registration" refer to a registration effected by (x) preparing and filing a Registration Statement or Statements in compliance with the Securities Act on such appropriate registration form promulgated by the United States Securities and Exchange Commission ("SEC") as shall be selected by the Company, and, when requested by the Investors or any Investor pursuant to Section 2(c) hereof, shall (A) be reasonably acceptable to the holders of a majority of the Registrable Securities to which such registration relates, and (B) shall permit the disposition of Registrable Securities in accordance with the intended method or methods specified in the Investors' request for such registration, and (y) the declaration or ordering of effectiveness of such Registration Statement by the SEC.

                      (v) "Registrable Securities," as it pertains to an Investor, means the Shares which have been issued upon conversion of Debentures and the maximum number of Shares issuable upon conversion of the Debentures which at the time are outstanding but have not been converted; provided, however, that such Shares shall cease to be Registrable Securities (i) upon any sale thereof pursuant to a registration statement or Rule 144 promulgated under the Securities Act, (ii) during such period, as determined by counsel to the Company, as Rule 144 would permit such Investor to sell all Registrable Securities to the public without registration in a period of 90 consecutive days (but only so long as the Company meets the "current public information" requirements of Rule 144) or (iii) at such time as paragraph (k) of Rule 144 under the Securities Act becomes available to such Investor for the sale of such Shares as determined by counsel to the Company.

                      (vi)   "Registration   Statement"   means  a  registration
           statement   under  the   Securities   Act   registering   Registrable
           Securities.

                      (vii) "Shares" means the shares of Common Stock issued or issuable upon conversion of Debentures.



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American Biogenetic Sciences, Inc./[BUYER]
Registration Rights Agreement                                             [DATE]
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                      (b)        Capitalized terms used herein and not otherwise
           defined herein shall have the respective meanings set forth in the Subscription Agreement.

                      2.         REGISTRATION.

                      (a)        SHELF  REGISTRATION.  The Company shall use its
           best efforts to file, as promptly as practicable following the sale of the last Debenture being offered to the Investors (but not later than 20 days thereafter), a "shelf" registration statement covering the then Registrable Securities on any appropriate form pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement") in order to permit the offer and sale of the Registrable Securities from time to time by the Investors while the Shelf Registration Statement is effective and current. The Company shall use its best efforts to have the Shelf Registration Statement declared effective as soon as practicable after its filing and to keep such registration statement continuously effective until all Registrable Securities included therein cease to be Registrable Securities.

                      (b) PIGGY-BACK REGISTRATIONS. If at any time the Company shall determine to prepare and file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, the Company shall send to each Investor, who is entitled to registration rights under this Section 2(b) written notice of such determination and, if within twenty (20) days after the Company gave such notice, the Company shall have received from such Investor a request therefor in writing, the Company shall include in such Registration Statement all or any part of the Registrable Securities such Investor requests to be registered, except that if, in connection with any underwritten public offering as to Debentures not yet converted, the Company need not include Registrable Securities subject thereto in such underwritten offering unless and to the extent the Holder thereof commits to convert the same prior to or in connection with the sale pursuant to such Registration Statement and (ii) if such underwritten offering is for the account of the Company and/or holders of securities which are entitled by right to inclusion of securities in such Registration Statement, the managing underwriter(s)



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Registration Rights Agreement                                             [DATE]
Page 4


           thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter(s)' judgment, such limitation is necessary to effect an orderly public distribution or is likely to materially and adversely affect the price that the Company or holders of such demand registration rights could obtain in such offering, then the Company shall be obligated to include in such Registration Statement only such portion, if any, of the Registrable Securities with respect to which such Investor has requested inclusion hereunder that the underwriter(s) advise is not likely to have either such effect. Any exclusion of Registrable Securities shall be made pro rata among the Investors seeking to include Registrable Securities, in proportion to the number of Registrable Securities sought to be included by such Investors; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities the holders of which are not entitled by right to inclusion of securities in such Registration Statement; and
           provided, further, however, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the Registration Statement to the extent such pro rata allotment is provided for under the Company's currently existing agreements with such holders of the Company's securities (if not provided for, then allotment of shares by the Investors and such other Investors shall be determined by the Company in good faith so as not to breach such registration rights agreements). For the purpose of the pro rata allotment referred to in the foregoing sentence, the number of shares of Common Stock to be included for each holder of Debentures shall be determined by assuming the conversion thereof at a conversion price based on the average of the closing bid prices of the Common Stock during the five trading day period ending on the second day prior to the filing date of such registration statement. No right to registration of Registrable Securities under this Section 2(b) shall be construed to limit any registration required under Section 2(a) or 2(c) hereof. The obligations of the Company under this Section 2(b) may be waived by Investors holding a majority in interest of the Registrable Securities and shall expire after the earlier of (i) such time as the Company has afforded the opportunity for the Investors to exercise registration rights under this Section 2(a) for two registrations;
           provided, however, that any Investor who shall have had any Registrable Securities excluded from any Registration Statement in accordance with this Section 2(b) shall be entitled to include in an additional Registration Statement filed by the Company the
           Registrable Securities so excluded or (ii) when all of the Registrable Securities cease to be Registrable Securities.



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American Biogenetic Sciences, Inc./[BUYER]
Registration Rights Agreement                                             [DATE]
Page 5



                      (c) DEMAND REGISTRATION. If, at any time after the date which is 30 days after the closing under the Subscription Agreements by all Investors, Investors holding a majority of the Registrable Securities shall notify the Company in writing that they intend to offer or cause to be offered for public sale Registrable Securities held by such Investor, the Company shall use its best efforts to cause such of the Registrable Securities as may be requested by any Investor to be registered, on one occasion only, under the Securities Act and applicable state laws as expeditiously as possible. Once the right for registration of any Registrable Securities under this Section 2(c) has been exercised by such Investors, the Company shall use its best efforts to prepare and file a Registration Statement covering such Registrable Securities with the SEC as promptly as practicable, but in any event not later than twenty (20) days after the Company's receipt of such request.

                      If any offering pursuant to a Registration Statement pursuant to Section 2(c) hereof involves an underwritten offering, the Investors who hold a majority in interest of the Registrable Securities subject to such underwritten offering shall have the right to select one legal counsel and an investment banker or bankers and manager or managers to administer the offering, which investment banker or bankers or manager or managers shall be reasonably satisfactory to the Company. The Investors who hold the Registrable Securities to be included in such underwriting shall pay all underwriting discounts and commissions and other fees and expenses of such investment banker or bankers and manager or managers so selected in accordance with this Section 2(c) (other than fees and expenses relating to registration of Registrable Securities under federal or state securities laws which are payable by the Company pursuant to
           Section 5 hereof) with respect to their Registrable Securities and the fees and expenses of such legal counsel selected by the Investors.

                      (d) PAYMENTS BY THE COMPANY. If the Registration Statement covering the Registrable Securities pursuant to Section 2(a) hereof is not effective within 90 days after the first sale of Debentures by the Company to the Investors, then the Company will make payments to each holder of Registrable Securities (each, a "Holder") in such amounts and at such times as shall be determined pursuant to this Section 2(d). The aggregate amount to be paid by the Company to all Holders shall be determined as of each Computation Date, and such amount shall be equal to (1) in the case of the



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American Biogenetic Sciences, Inc./[BUYER]
Registration Rights Agreement                                             [DATE]
Page 6


           first Computation Date, one percent (1%) and (2) in the case of each other Computation Date, two percent (2%), in each case of the aggregate subscription price paid by the Investors for all Debentures pursuant to the Subscription Agreements (the "Periodic Amount"); provided, however, that if any Computation Date is less than 30 days subsequent to another Computation Date, then the Periodic Amount payable on the later Computation Date shall be prorated. The Periodic Amount shall be divided among all the Holders in the same proportion as each Holder's Debentures bears to the total of the outstanding Debentures. The Periodic Amount shall be paid by the Company within five business days after each Computation Date and shall be payable in cash; provided, however, that the Company may elect in lieu of payment of any Periodic Amount in cash to deliver to a Holder shares of Common Stock having an Aggregate Market Value equal to the amount of the Periodic Amount if, but only if, (1) such shares are freely tradable by the Initial Investor without any restriction under the Securities Act or any state securities or "blue sky" law (2) the number of such Shares to be issued to all Investors, together with all other Registrable Securities, does not exceed 19.9% of the Company's outstanding Common Stock on the date of the first Closing of the Debentures and (3) after the issuance of such shares to the Holder, the aggregate number of shares of Common Stock beneficially owned by the Holder (determined in accordance with Section 13(d) of, and Regulations 13 D-G under, the Securities Exchange Act of 1934, as amended (the "Exchange Act")) would not exceed 4.9% of the outstanding shares of Common Stock. In the event of the issuance of any Shares pursuant to the preceding sentence, the Holder shall, with respect to the Shares issued pursuant to the preceding sentence, be deemed to have made all representations, warranties and covenants contained in Section 2 of the Subscription Agreement related to the purchase of the Debentures by the Initial Investor.

                     As used in this Section 2(d), the following terms shall have the following meanings:

                     "Aggregate Market Value" of any shares of Common Stock as of any Computation Date means the product obtained by multiplying (a) such number of shares of Common Stock times (b) the Average Market Price of the Common Stock for such Computation Date.

                     "Average Market Price" of any security for any Computation Date shall be computed as the average of the closing bid prices of the Common Stock over the five trading-day period ending on the relevant Computation Date, as



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American Biogenetic Sciences, Inc./[BUYER]
Registration Rights Agreement                                             [DATE]
Page 7


           reported by Bloomberg, L.P.

                     "Computation Date" means the date which is 90 days after the date of the first sale of Debentures by the Company to the Investors and, if the Registration Statement required to be filed by the Company pursuant to Section 2(a) has not theretofore been declared effective by the SEC, each date which is 30 days after the immediately preceding Computation Date and, if the Registration Statement required to be filed by the Company pursuant to Section 2(a) is not declared effective by the SEC within 90 days after date of the first sale of Debentures by the Company to the Investors, the date on which such Registration Statement is declared effective.

                      3. OBLIGATIONS OF THE COMPANY. In connection with the registration of the Registrable Securities, the Company shall:

                      (a) prepare  promptly and file with the SEC promptly  (but in no event  later  than the  applicable  time  frames  set  forth in
           Section 2) a Registration Statement or Statements with respect to all Registrable Securities to be included therein, and thereafter use its best efforts to cause the Registration Statement to become effective as soon as reasonably possible after such filing. If such Registration Statement is filed pursuant to Rule 415, the Company shall keep the Registration Statement effective pursuant to Rule 415 at all times while the shares covered thereby remain Registrable Securities; provided, however, that, each Investor may notify the Company in writing that it wishes to exclude all or a portion of its Registrable Securities from such Registration Statement; provided further, however, notwithstanding anything to the contrary in Sections 2(b) or (c) or Section 3 hereof, the Company may postpone the filing of any registration statement otherwise required to be prepared and filed by it or keeping any registration statement or prospectus current and/or effective (i) (with respect to postponement only and not to suspension) during any period up to 45 days reasonably necessary in order to prepare annual financial statements of the Company required to be included in the registration statement for the fiscal period most recently ended prior to such written requests, (ii) for a period up to 30 days (but no longer than the reason for non-disclosure continues), if the Company would be required to disclose in such registration statement any material business situation, transaction or negotiation not otherwise disclosed as to which the Company's Board of Directors has determined, in good faith, that valid, significant and material business reasons which are expected to be beneficial to the Company



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American Biogenetic Sciences, Inc./[BUYER]
Registration Rights Agreement                                             [DATE]
Page 8


           exist that warrant that such information not be disclosed, but not to exceed two (2) times during any one (1) year period, (iii) if the Company ceases to be eligible to file a registration statement on Form S-3, only such time as is necessary to cause a registration statement on Form S-1 (or other applicable form) to be declared effective by the SEC (but in no event longer than 60 days), or (iv) during the ten-day period prior to, and during the ninety-day period beginning on, the effective date of a registration statement covering an underwritten public offering by the Company of any Common Stock or any securities of the Company convertible into or exchangeable or exercisable for Common Stock.

                      (b) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times while the Company is obligated to keep the Registration Statement current in accordance with section 3(a);

                      (c) furnish to each Investor whose Registrable Securities are included in the Registration Statement, such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor;

                      (d) use reasonable efforts to (i) register and qualify the
           Registrable Securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions in the United States as the Investors who hold a majority in interest of the Registrable Securities being offered reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times until such date as is three years after the Initial Investor acquired the Debentures and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (I) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (II) subject itself to general taxation in any such jurisdiction, (III) file a general consent to service of process in any such



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Registration Rights Agreement                                             [DATE]
Page 9


           jurisdiction, (IV) provide any undertakings that cause more than nominal expense or burden to the Company or (V) make any change in its charter or by-laws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders;

                      (e) in the event Investors who hold a majority in interest of the Registrable Securities to be included in a Registration Statement under Section 2(c) shall select underwriters for the offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering (which, if covering the Investors, shall supersede those contained in Section 6 of this Agreement);

                      (f) as promptly as practicable after becoming aware of such event, notify each Investor who holds Registrable Securities being sold pursuant to such registration of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to each Investor as such Investor may reasonably request;

                      (g) as promptly as practicable after becoming aware of such event, notify each Investor who holds Registrable Securities being sold pursuant to such registration (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of any stop order or other suspension of effectiveness of the Registration Statement at the earliest possible time;

                      (h) permit a single firm of counsel designated in writing to the Company as selling stockholders' counsel by the Investors who hold a majority in interest of the Registrable Securities being sold pursuant to such registration to review the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing with the SEC, and shall not file any document in a form to which such counsel timely and reasonably objects;




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American Biogenetic Sciences, Inc./[BUYER]
Registration Rights Agreement                                             [DATE]
Page 10


                      (i) make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement;

                      (j) at the  request of  Investors  who hold a majority  in interest of the Registrable Securities being sold pursuant to such registration, furnish on the date that Registrable Securities are delivered to an underwriter for sale in connection with the Registration Statement (i) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters; and (ii) an opinion, dated such date, from counsel representing the Company for purposes of such Registration Statement, in form and substance as is customarily given in an underwritten public offering, addressed to the underwriters and Investors;

                      (k) make  available for  inspection by any Investor  whose
           Registrable Securities are being sold pursuant to such registration, any underwriter participating in any disposition pursuant to the Registration Statement, and any attorney, accountant or other agent retained by any such Investor or underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable each Inspector to exercise its due diligence responsibility, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to an Investor) of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (i) the disclosure of such Record is necessary to avoid or correct a material misstatement or omission in any Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction or (iii) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector

American Biogenetic Sciences, Inc./[BUYER]
Registration Rights Agreement                                             [DATE]
Page 11


           shall have entered into confidentiality agreements (in form and substance satisfactory to the Company) with the Company with respect thereto, substantially in the form of this Section 3(k). Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the
           Company  and  allow  the  Company,   at  its  expense,  to  undertake
           appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. The Company shall hold in confidence and shall not make any disclosure of information concerning an Investor provided to the Company pursuant to this Agreement unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a material misstatement or omission in any Registration Statement,
           (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Investor, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information;

                      (l) use its  best  efforts  either  to (i)  cause  all the
           Shares covered by the Registration Statement to be listed on a national securities exchange and on each additional national securities exchange on which similar securities issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or (ii) secure designation of all the Shares covered by the Registration Statement as a National Association of Securities Dealers Automated Quotations System ("NASDAQ") "national market system security" within the meaning of Rule 11Aa2-1 of the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the quotation of the Registrable Securities on the NASDAQ National Market System or, if, despite the Company's best efforts to satisfy the preceding clause (i) or (ii), the Company is unsuccessful in satisfying the preceding clause (i) or (ii), to secure listing on a national securities exchange or NASDAQ authorization and quotation for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such Registrable

American Biogenetic Sciences, Inc./[BUYER]
Registration Rights Agreement                                             [DATE]
Page 12


           Securities;

                      (m) provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement;

                      (n) cooperate with the Investors who hold Registrable Securities being sold and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities sold in the denominations or amounts, as the case may be, and registered in such names as the managing underwriter or underwriters, if any, or the Investors may reasonably request within three business days after the sale of such Registrable Securities in accordance with an effective and current Registration Statement or Rule 144. In connection therewith, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) instructions to the transfer agent to issue new stock certificates without a legend. The Company shall notify each Investor of the effectiveness of each Registration Statement promptly following such effectiveness; and

                      (o)  take  all  other  reasonable   actions  necessary  to
           expedite  and   facilitate   disposition   by  the  Investor  of  the
           Registrable Securities pursuant to the Registration Statement;

                      4. OBLIGATIONS OF THE INVESTORS. In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

                      (a) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to each Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of the Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least fifteen (15) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each

American Biogenetic Sciences, Inc./[BUYER]
Registration Rights Agreement                                             [DATE]
Page 13


           Investor of the information the Company requires from each such Investor (the "Requested Information") if such Investor elects to have any of such Investor's Registrable Securities included in the Registration Statement. If within five (5) business days prior to the filing date the Company has not received the Requested Information from an Investor (a "Non-Responsive Investor"), then the Company may file the Registration Statement without including Registrable Securities of such Non-Responsive Investor;

                      (b) Each Investor agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement;

                      (c) In the event Investors holding a majority in interest of the Registrable Securities being registered determine to engage the services of an underwriter, each Investor agrees to enter into and perform such Investor's obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement;

                      (d) Each Investor agrees that, upon receipt of any notice from the Company pursuant to the second proviso of Section 3(a) or of the happening of any event of the kind described in Section 3(f) or 3(g), such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until (I) in the case of the second proviso under Section 3(a), the end of the time period contained therein, (II) in the case of Section 3(f), until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated therein, and if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice and (III) in the case of Section 3(g), the lifting of the order contemplated by such section; and

American Biogenetic Sciences, Inc./[BUYER]
Registration Rights Agreement                                             [DATE]
Page 14


                      (e) No Investor may participate in any underwritten registration hereunder unless such Investor (i) agrees to sell such Investor's Registrable Securities on the basis provided in any underwriting arrangements approved by the Investors entitled hereunder to approve such arrangements pursuant to Section 3(e), (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions and other fees and expenses of investment bankers and any manager or managers of such underwriting and legal expenses of the underwriter applicable with respect to its Registrable Securities, in each case to the extent not payable by the Company pursuant to the terms of this Agreement.

                      5. EXPENSES OF REGISTRATION. All expenses (other than underwriting discounts and commissions and other fees and expenses of investment bankers and other than brokerage commissions) incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees and the fees and disbursements of counsel for the Company, shall be borne by the Company; provided, however, that the Investors shall bear the fees and out-of-pocket expenses of the one legal counsel selected by the Investors pursuant to Section 3(h) hereof.

                      6. INDEMNIFICATION. In the event any Registrable Securities are included in a Registration Statement under this
           Agreement:

                      (a) To the extent permitted by law, the Company will indemnify and hold harmless each Investor who holds such Registrable Securities, the directors, if any, of such Investor, the officers, if any, of such Investor, each person, if any, who controls any Investor within the meaning of the Securities Act or the Exchange Act (each, an "Indemnified Person"), against any losses, claims, damages, expenses or liabilities (joint or several) (collectively "Claims") to which any of them become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact

American Biogenetic Sciences, Inc./[BUYER]
Registration Rights Agreement                                             [DATE]
Page 15


           required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus (as amended or supplemented if the Company files any amendment or supplement thereto with the SEC) if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC), if used within the period during which the Company shall be required to keep the Registration Statement current pursuant to the terms of this Agreement, or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law or any rule or regulation (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to the restrictions set forth in Section 6 (d) with respect to the number of legal counsel, the Company shall reimburse the Investors and each such underwriter or controlling person, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a) (I) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (II) with respect to any preliminary prospectus, shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to
           Section 3(c) hereof; and (III) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Persons and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

American Biogenetic Sciences, Inc./[BUYER]
Registration Rights Agreement                                             [DATE]
Page 16


                      (b) In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to indemnify and hold harmless, to the same extent and in the same manner set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder or underwriter within the meaning of the Securities Act or the Exchange Act against any Claim to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs (I) in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement or (II) the Investor's violation of Rules 10-b-6 or 10-b-7 under the Exchange Act; and such Investor will promptly reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any indemnified party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

                      (c) The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in any distribution, to the same extent as provided above, with respect to information such persons so furnished in writing by such persons expressly for inclusion in the Registration Statement.

American Biogenetic Sciences, Inc./[BUYER]
Registration Rights Agreement                                             [DATE]
Page 17



                      (d) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel reasonably satisfactory to the indemnifying parties; provided, however, that indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the indemnified party and the indemnifying party would be inappropriate due to actual or potential differing interests between any indemnified party and an indemnifying party represented by such counsel in such proceeding. The Company shall pay for only one separate legal counsel for the Investors; which shall be selected by the Investors holding a majority in interest of the Registrable Securities. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the indemnified party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

                      7. CONTRIBUTION. In order to provide for just and equitable contribution, if a claim for indemnification pursuant to this Agreement is made but it is found in a final judgment by a court of competent jurisdiction (not subject to further appeal) that such indemnification may not be enforced in such case, even though the express provisions hereof provide for indemnification in such case, then the indemnifying party, on the one hand, and the indemnified party on the other hand, shall contribute to the losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses and disbursements to which the indemnified persons may be subject in accordance with the relative benefits received by the indemnifying party, on the one hand, and the indemnified party, on the other hand, and also the

American Biogenetic Sciences, Inc./[BUYER]
Registration Rights Agreement                                             [DATE]
Page 18


           relative fault of the parties, in connection with the statements, acts or omissions which resulted in such losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses and disbursements, and the relevant equitable considerations shall also be considered, but contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities. No person found liable for a fraudulent misrepresentation shall be entitled to contribution from any person who is not also found liable for such fraudulent misrepresentation.

                      8. REPORTS UNDER EXCHANGE ACT. With a view to making available to the Investors the benefits of Rule 144 or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration, until such time as the Investors have sold all the Registrable Securities pursuant to a Registration Statement or Rule 144 or until paragraph (k) of Rule 144 becomes available with respect to the sale of all Registrable Securities, the Company agrees to:

                      (a) make and keep current public information available under paragraph (c) of Rule 144;

                      (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                      (c) furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act,
           (ii) a copy of the most recent annual or quarterly report of the Company to the SEC and such other reports and documents so filed by the Company with the SEC after the most recent annual or quarterly report and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

                      9. ASSIGNMENT OF THE REGISTRATION RIGHTS. The rights to have the Company register Registrable Securities pursuant to this Agreement may be assigned by the Investors to transferees or assignees of all or any portion of

American Biogenetic Sciences, Inc./[BUYER]
Registration Rights Agreement                                             [DATE]
Page 19


           the Debentures or the Shares only if: (a) the Company is, within a reasonable time after transfer or assignment of such securities, furnished with written notice of (i) the name and address of such transferee or assignee and (ii) the securities with respect to which such registration rights are being transferred or assigned, (b) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, and (c) at or before the time the Company received the written notice contemplated by clause (a) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein.

                      10. AMENDMENT OF REGISTRATION RIGHTS. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who hold a majority in interest of the then Registrable Securities (with Holders of Debentures being deemed to own the number of shares of Registrable Securities into which such Debentures are convertible on the effective date of the amendment or waiver). Any amendment or waiver effected in accordance with this
           Section 10 shall be binding upon each Investor and the Company.

                      11. THIRD PARTY BENEFICIARY. The parties acknowledge and agree that Shoreline Pacific, the Institutional
           Division of Financial West Group ("Shoreline Pacific"), shall be deemed a third party beneficiary of the Company's agreements and representations set forth in this Agreement, entitled to enforce the terms thereof, and to indemnification for any damages resulting to Shoreline Pacific from any actual or threatened breach thereof by the Company, both in Shoreline Pacific's personal capacity and, should Shoreline Pacific so elect, on behalf of the Investor.

                     12.          MISCELLANEOUS.

                      (a) A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

American Biogenetic Sciences, Inc./[BUYER]
Registration Rights Agreement                                             [DATE]
Page 20



                      (b) Except as otherwise provided in this Agreement, any notice which is required or convenient under the terms of this Agreement shall be duly given if it is in writing and (a) delivered in person (b) mailed by first class mail, postage prepaid, or (c) sent by private overnight courier service (such as Federal Express) and directed to the Initial Investor at its address appears under its name in the Subscription Agreement, if to any other Investor, at such address as such Investor shall have provided in writing to the Company, or if to the Company to its principal executive offices, or at such other address as each such party furnishes by notice given in accordance with this Section 12(b). Such notice shall be effective, when personally delivered, upon receipt, when so sent by first class mail, four business days after deposit with the United States Postal Service, or when so sent by private overnight courier service, the next business day after deposit.

                      (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

                      (d) This Agreement shall be enforced, governed by and construed in accordance with the laws of the State of New York applicable to the agreements made and to be performed entirely within such state. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

                      (e) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the subject matter hereof. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

                      (f) Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

American Biogenetic Sciences, Inc./[BUYER]
Registration Rights Agreement                                             [DATE]
Page 21

                      (g) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

                      (h) The headings in the Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                      (i) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by telephone line facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

           IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of day and year first above written.

                                          AMERICAN BIOGENETIC SCIENCES, INC.



                                          By_______________________________
                                               Josef C. Schoell
                                               Vice President-Finance

                                          [BUYER]



                                          By_______________________________
                                               [BUYER SIGN]
                                               [BUYER SIGN TITLE]